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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-71462, No. 333-71464 and No. 333-73568) and
Registration Statement on Form S-8/S-3 (No. 333-74198) of TheraSense, Inc. of our report dated February 1, 2002 relating to the financial statements and financial statement schedule of TheraSense, Inc., which appears in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP

San Jose, California
March 19, 2002